UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2013

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

The information set forth in Item 8.01 below is incorporated by reference into this Item 2.02.

Item 8.01.                                        Other Events.

Hawaiian Holdings, Inc. (the “Company”) intends to file jointly with Hawaiian Airlines, Inc., its wholly owned subsidiary (“HA”), a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”).  In connection with the Registration Statement, and pursuant to Rule 3-10 of Regulation S-X, the Company is filing this Current Report on Form 8-K (this “Report”) to update Note 13 to the Company’s consolidated financial statements contained in the “Part II, Item 8.  Financial Statements and Supplementary Data” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 8, 2013 (the “Form 10-K”), to include condensed consolidating financial information of the Company, HA and the Company’s other subsidiaries as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010.  The updated Note 13, entitled “Condensed Consolidating Financial Statements,” supersedes the prior Note 13, entitled “Parent Company Only Financial Information.”

The “Part II, Item 8. Financial Statements and Supplementary Data” section from the Form 10-K, with the updated Note 13, is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company is filing this Report to permit the Company to incorporate its contents and the exhibits hereto by reference into the Registration Statement, which it intends to file on or about the date hereof, and other of its SEC filings.

This Report is being filed only for the purposes described herein.  All other information in the Form 10-K remains unchanged.  This Report does not modify or update the disclosures in the Form 10-K, nor does it reflect any subsequent information or events, other than the inclusion of the condensed consolidating financial information referenced above.

This Report does not constitute an offer of any securities of the Company or HA.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

23	Consent of Ernst & Young LLP
99.1	Financial Statements and Supplementary Data (adjusted to reflect the change to footnote 13 — Condensed Consolidating Financial Statements)
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Valuation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2013

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Scott E. Topping
		Name:	Scott E. Topping
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

23	Consent of Ernst & Young LLP
99.1	Financial Statements and Supplementary Data (adjusted to reflect the change to footnote 13 — Condensed Consolidating Financial Statements)
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Valuation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document